Exhibit 10.9

Schedule of Agreements with Executive Officers

The Company has entered into Change-in-Control Agreements with the Executive Officers Listed Below.  Each agreement is substantially identical in all material respects to the form agreement and amendments thereto set forth in Exhibits 10.6, 10.7, and 10.8 to this 10-K report.

Executive Officer	Agreement	Date
Joseph E. Abbott	Change-in-Control Agreement	May 1, 2003
	Amendment #1	December 19, 2008
Michael A. Anderson	Second Amended and Restated Change-in-Control Agreement	May 1, 2003
	Amendment #1	December 18, 2008
Steven A. Ellers	Second Amended and Restated Change-in-Control Agreement	March 25, 2000
	Amendment #1	May 1, 2001
	Amendment #2	December 22, 2008
William J. Federici	Change-in-Control Agreement	April 28, 2004
	Amendment #1	December 18, 2008
John R. Gailey III	Second Amended and Restated Change-in-Control Agreement	March 25, 2000
	Amendment #1	May 1, 2001
	Amendment #2	December 18, 2008
Robert S. Hargesheimer	Change-in-Control Agreement	May 1, 2003
	Amendment #1	December 19, 2008
Richard D. Luzzi	Change-in-Control Agreement	June 3, 2002
	Amendment #1	December 22, 2008
Donald A. McMillan	Change-in-Control Agreement	February 12, 2008
Matthew T. Mullarkey	Change-in-Control Agreement	July 28, 2008